Aztlan Global Stock Selection DM SMID ETF

SCHEDULE OF INVESTMENTS at October 31, 2023 (Unaudited)

	Shares	Value
Common Stocks - 99.7%
Advertising - 3.7%
Dentsu Group, Inc.	48,585	$1,395,521

Auto Manufacturers - 3.6%
Mazda Motor Corp.	145,148	1,364,791

Banks - 3.7%
Banca Monte dei Paschi di Siena SpA (1)	528,810	1,425,893

Building Materials - 3.7%
Hayward Holdings, Inc. (1)	133,322	1,399,881

Commercial Services - 7.3%
H&R Block, Inc.	34,320	1,408,836
WEX, Inc. (1)	8,309	1,383,282
		2,792,118
Diversified Financial Services - 3.7%
SBI Holdings, Inc.	66,476	1,416,475

Electric - 10.9%
A2A SpA	751,316	1,406,429
AGL Energy Ltd.	202,448	1,377,939
Brookfield Renewable Corp. - Class A	61,342	1,396,144
		4,180,512
Electronics - 3.6%
Shibaura Mechatronics Corp.	31,888	1,351,784

Entertainment - 3.7%
International Game Technology PLC	55,458	1,409,742

Food - 7.4%
Marks & Spencer Group PLC (1)	537,293	1,413,483
US Foods Holding Corp. (1)	35,919	1,398,686
		2,812,169
Healthcare - Products - 3.7%
Demant A/S (1)	37,434	1,424,447

	Shares	Value
Healthcare - Services - 7.4%
Tenet Healthcare Corp. (1)	26,308	$1,412,740
SUNWELS Co., Ltd. (1)	83,580	1,422,756
		2,835,496
Housewares - 3.7%
The Scotts Miracle-Gro Co.	31,557	1,402,393

Internet - 3.7%
Scout24 SE	22,877	1,402,987

Iron & Steel - 7.5%
JFE Holdings, Inc.	100,829	1,387,818
thyssenkrupp AG (1)	210,194	1,457,030
		2,844,848
Machinery - Diversified - 4.2%
Wartsila OYJ Abp	135,569	1,610,658

Media - 3.7%
Nexstar Media Group, Inc.	10,079	1,411,866

Retail - 3.7%
Lawson, Inc.	29,564	1,425,444

Semiconductors - 3.7%
BE Semiconductor Industries NV	13,706	1,409,614

Telecommunications - 3.7%
Extreme Networks, Inc. (1)	67,726	1,396,510

Transportation - 3.5%
Kawasaki Kisen Kaisha Ltd.	39,158	1,329,787

Total Common Stocks
(Cost $38,884,037)		38,042,936

Short-Term Investments - 0.2%
Money Market Funds - 0.2%
First American Government Obligations Fund, Class X, 5.276% (2)	90,025	90,025
Total Short-Term Investments
(Cost $90,025)		90,025

Total Investments in Securities - 99.9%
(Cost $38,974,062)		38,132,961
Other Assets in Excess of Liabilities - 0.1%		44,724
Total Net Assets - 100.0%		$38,177,685

(1)	Non-income producing security.
(2)	The rate shown is the annualized seven-day effective yield as of October 31, 2023.

Summary of Fair Value Exposure at October 31, 2023 (Unaudited)

The Aztlan Global Stock Selection DM SMID ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$38,042,936	$—	$—	$38,042,936
Short-Term Investments	90,025	—	—	90,025
Total Investments in Securities	$38,132,961	$—	$—	$38,132,961

(1) See Schedule of Investments for the industry breakout.